Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

BRIDGES INVESTMENT FUND, INC.

SUPPLEMENT DATED AUGUST 18, 2022 TO THE
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 30, 2022

Bridges Investment Fund, Inc. (the “Fund”) currently does not, and does not intend to, write covered call options as one of its non-principal strategies. Effective immediately, the following section titled “Covered Call Options” on page 5 of the Fund’s SAI is deleted in its entirety:

Covered Call Options

The Fund may write (sell) covered call options on equity securities. Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is “covered” if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

As a writer of a call option, the Fund receives a premium less a commission and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The Fund, as a writer of a call option, may have no control over when the underlying securities must be sold because it may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether an option expires unexercised, the Fund retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the Fund experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the Fund gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of the loss should the price of the underlying security decline.

The Fund may write exchange-traded call options against shares held in its securities portfolio, provided that any such call options will be limited to shares of common stocks which have an aggregate market value of less than 10% of the total value of the Fund’s assets at the time of the transaction, and further provided that not more than one-half of the shares held in any one issuer will be eligible for the writing of such call options. The Fund may purchase a call option with terms identical to a call option which has been previously written in order to liquidate or close an existing call option position.

The writing of covered call options is not a principal strategy of the Fund.

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In addition, the exception for writing covered call options set forth at the end of investment limitation no. 13 on page 8 of the SAI shall be deleted, effective immediately, and such limitation shall be replaced with the following:

“The Fund shall not…..

13.    Purchase or sell put or call options.”

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Please retain this supplement with your SAI.

DOCS/2851163.1